(For all equations contained within Exhibit 16, the symbol * will denote "raised to the power of"...)

                                                                EXHIBIT 16(I)(A)

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  GOVERNMENT INCOME FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the GT Global: Government Income Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1020.26 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1020.26
(T + 1)*1                 =      (1020.26/$1,000)
T + 1                     =      (1020.26/$1,000)*1
T                         =      (1020.26/$1,000)*1 - 1
T                         =       0.0203
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1315.87 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*5          =       1315.87
(T + 1)*5                 =      (1315.87/$1,000)
T + 1                     =      (1315.87/$1,000)*.2
T                         =      (1315.87/$1,000)*.2 - 1
T                         =       0.0564
--------------------------------------------------------------------------------
Time period covered:  March 29, 1988 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (3138 / 365 = 8.60)
VOA = ending value of account ($1749.93 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*8.60       =       1749.93
(T + 1)*8.60              =      (1749.93/$1,000)
T + 1                     =      (1749.93/$1,000)* 0.12
T                         =      (1749.93/$1,000)* 0.12 - 1
T                         =       0.0673
--------------------------------------------------------------------------------
Time period covered:  March 29, 1988 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1749.93 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      (1749.93/$1,000) - 1
T                         =       0.7499

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  GOVERNMENT INCOME FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the GT Global: Government Income Fund Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1071.14, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1071.14
(T + 1)*1                 =      (1071.14/$1,000)
T + 1                     =      (1071.14/$1,000)*1
T                         =      (1071.14/$1,000)*1 - 1
T                         =       0.0711
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1381.70, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*5          =       1381.70
(T + 1)*5                 =      (1381.70/$1,000)
T + 1                     =      (1381.70/$1,000) * .2
T                         =      (1381.70/$1,000) * .2  - 1
T                         =       0.0668
--------------------------------------------------------------------------------
Time period covered:  March 29, 1988 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (3138 / 365 = 8.60)
VOA = ending value of account ($1837.20, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*8.60       =       1837.20
(T + 1)*8.60              =      (1837.20/$1,000)
T + 1                     =      (1837.20/$1,000)* 0.12
T                         =      (1837.20/$1,000)* 0.12 - 1
T                         =       0.0734

--------------------------------------------------------------------------------
Time period covered:  March 29, 1988 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1837.20, which does not take sales charge into account)

CALCULATION:

T                         =      (1837.20/$1,000) - 1
T                         =       0.8372


                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  GOVERNMENT INCOME FUND
                                    CLASS A SHARES

                                      SEC YIELD

Time period covered:  month ended October 31, 1986

FORMULA:

         YIELD = 2X(((a - b)/(cd))*6 - 1)

         a = dividends and interest earned during the period = $1,636,887.50
         b = expenses accrued for the period (net of reimbursement) =
             $286,546.00
         c = average daily number of shares outstanding during the period that were entitled to receive dividends = 28,695,745.02
         d = maximum offering price per share on the last day of the period =
             $9.18

COMPUTATION:

         YIELD = 2X(((1,636,887.50 - 286,546.00)/(28,695,745.02 X 9.18))*6 - 1)

         YIELD = 6.23%

                                                                EXHIBIT 16(I)(B)


                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  GOVERNMENT INCOME FUND
                                   CLASS B  SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the GT Global: Government Income Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA:       P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1015.72 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1015.72
(T + 1)*1                 =      (1015.72/$1,000)
T + 1                     =      (1015.72/$1,000)*1
T                         =      (1015.72/$1,000)*1 - 1
T                         =       0.0157

--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA:       P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA:       P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1470 / 365 = 4.03)
VOA = ending value of account ($1243.73 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*4.03       =       1243.73
(T + 1)*4.03              =      (1243.73/$1,000)
T + 1                     =      (1243.73/$1,000)* 0.25
T                         =      (1243.73/$1,000)* 0.25 - 1
T                         =       0.0557

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA:       T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1243.73 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1243.73/$1,000) - 1
T                         =      0.2437



                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  GOVERNMENT INCOME FUND
                                   CLASS B  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the GT Global: Government Income Fund Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA:       P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)

ERV = ending redeeming value ($1065.38, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1065.38
(T + 1)*1                 =      (1065.38/$1,000)
T + 1                     =      (1065.38/$1,000)*1
T                         =      (1065.38/$1,000)*1 - 1
T                         =       0.0654

--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA:       P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA:       P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1470 / 365 = 4.03)
VOA = ending value of account ($1261.44, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*4.03       =       1261.44
(T + 1)*4.03              =      (1261.44/$1,000)
T + 1                     =      (1261.44/$1,000)* 0.25
T                         =      (1261.44/$1,000)* 0.25 - 1
T                         =       0.0594

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA:       T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1261.44, which does not take sales charge into account)

CALCULATION:

T                         =      (1261.44/$1,000) - 1
T                         =      0.2614


                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  GOVERNMENT INCOME FUND
                                   CLASS B  SHARES


                                      SEC YIELD

Time period covered:  month ended October 31, 1986

FORMULA:

         YIELD =  2X(((a-b)/(cd))*6-1)

         a = dividends and interest earned during the period = $1,107,720.23
         b = expenses accrued for the period (net of reimbursement) =
         $287,149.00
         c = average daily number of shares outstanding during the period that were entitled to receive dividends = 19,428,006.88
         d = maximum offering price per share on the last day of the period = $8.74

COMPUTATION:

         YIELD =  2X(((1,107,720.23 - 287,149.000))*6-1)

         YIELD =  5.87%

                                                              EXHIBIT 16(1)(ADV)


                SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL:  GOVERNMENT INCOME FUND
                                CLASS ADV SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the GT Global: Government Income Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1074.92, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       1074.92
(T + 1)*1                 =      (1074.92/$1,000)
T + 1                     =      (1074.92/$1,000)*1
T                         =      (1074.92/$1,000)*1 - 1
T                         =       0.0749

--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA

--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (519 / 365 = 1.42)
VOA = ending value of account ($1083.81, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1.42       =       1083.81
(T + 1)*1.42              =      (1083.81/$1,000)
T + 1                     =      (1083.81/$1,000)* 0.70
T                         =      (1083.81/$1,000)* 0.70 - 1
T                         =       0.0584

--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1083.81, Class Adv shares have no sales charge)

CALCULATION:

T                         =      (1083.81/$1,000) - 1
T                         =      0.0838


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL:  GOVERNMENT INCOME FUND
                                CLASS ADV  SHARES

                                    SEC YIELD

Time period covered:  month ended October 31, 1986

FORMULA:

         YIELD = 2X(((a - b)/(cd))*6 -1)

         a = dividends and interest earned during the period = $549.04
         b = expenses accrued for the period (net of reimbursement) = $73.00
         c = average daily number of shares outstanding during the period that were entitled to receive dividends = 9,849.22
         d = maximum offering price per share on the last day of the period = $7.73

COMPUTATION:

         YIELD =  2X(((549.04-73.00)/(9,849.22X 7.73))*6 -1)

         YIELD =  7.62%

                                                               EXHIBIT 16(II)(A)


                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  STRATEGIC INCOME FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the GT Global: Strategic Income Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1171.54 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1171.54
(T + 1)*1                 =      (1171.54/$1,000)
T + 1                     =      (1171.54/$1,000)*1
T                         =      (1171.54/$1,000)*1 - 1
T                         =       0.1715

--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1645.96 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*5          =       1645.96
(T + 1)*5                 =      (1645.96/$1,000)
T + 1                     =      (1645.96/$1,000)*.2
T                         =      (1645.96/$1,000)*.2 - 1
T                         =       0.1048

--------------------------------------------------------------------------------
Time period covered:  March 29, 1988 (commencement of operations)- October 31,
1996

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (3138 / 365 = 8.60)
VOA = ending value of account ($2090.11 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*8.60       =       2090.11
(T + 1)*8.60              =      (2090.11/$1,000)
T + 1                     =      (2090.11/$1,000)* 0.12
T                         =      (2090.11/$1,000)* 0.12 - 1
T                         =       0.0896

--------------------------------------------------------------------------------
Time period covered:  March 29, 1988 (commencement of operations)- October 31,
1996

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($2090.11 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      (2090.11/$1,000) - 1
T                         =       1.0901


                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  STRATEGIC INCOME FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the GT Global: Strategic Income Fund Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1229.96, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1229.96
(T + 1)*1                 =      (1229.96/$1,000)
T + 1                     =      (1229.96/$1,000)*1
T                         =      (1229.96/$1,000)*1 - 1
T                         =       0.2300

--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1728.00, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*5          =       1728.00
(T + 1)*5                 =      (1728.00/$1,000)
T + 1                     =      (1728.00/$1,000)*.2
T                         =      (1728.00/$1,000)*.2 - 1
T                         =       0.1156

--------------------------------------------------------------------------------
Time period covered:  March 29, 1988 (commencement of operations)- October 31,
1996

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (3138 / 365 = 8.60)
VOA = ending value of account ($2194.34, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*8.60       =       2194.34
(T + 1)*8.60              =      (2194.34/$1,000)
T + 1                     =      (2194.34/$1,000)*0.12
T                         =      (2194.34/$1,000)*0.12 - 1
T                         =       0.0958

--------------------------------------------------------------------------------
Time period covered:  March 29, 1988 (commencement of operations)- October 31,
1996

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($2194.34, which does not take sales charge into account)

CALCULATION:

T                         =      (2194.34/$1,000) - 1
T                         =      1.1943



                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  STRATEGIC INCOME FUND
                                    CLASS A SHARES

                                      SEC YIELD

Time period covered:  month ended October 31, 1986

FORMULA:

         YIELD =  2X(((a-b)/(cd))*6-1)

         a = dividends and interest earned during the period = $1,261,496.90
         b = expenses accrued for the period (net of reimbursement) =
         $199,182.00
         c = average daily number of shares outstanding during the period that were entitled to receive dividends = 15,904,990.23
         d = maximum offering price per share on the last day of the period = $12.35

COMPUTATION:

         YIELD =  2X(((1,261,496.90 - 199,182.00)/(15,904,990.23 x 12.35))*6-1)

         YIELD =  6.58%

                                                               EXHIBIT 16(II)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL:  STRATEGIC INCOME FUND
                                 CLASS B SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the GT Global: Strategic Income Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1171.53 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1171.53
(T + 1)*1                 =      (1171.53/$1,000)
T + 1                     =      (1171.53/$1,000)*1
T                         =      (1171.53/$1,000)*1 - 1
T                         =       0.1715
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1470 / 365 = 4.03)
VOA = ending value of account ($1482.15 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*4.03       =       1482.15
(T + 1)*4.03              =      (1482.15/$1,000)
T + 1                     =      (1482.15/$1,000)* 0.25
T                         =      (1482.15/$1,000)* 0.25 - 1
T                         =       0.1027
--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA: T = (VOA / P) - 1

P = initial investment ( $1,000)
T = aggregate total return
VOA = ending value of account ($1482.15 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1482.15/$1,000) - 1
T                         =      0.4821

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL:  STRATEGIC INCOME FUND
                                 CLASS B  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the GT Global: Strategic Income Fund Series of the Registrant.

                             NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1221.53, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1221.53
(T + 1)*1                 =      (1221.53/$1,000)
T + 1                     =      (1221.53/$1,000)*1
T                         =      (1221.53/$1,000)*1 - 1
T                         =      0.2215
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1470 / 365 = 4.03)
VOA = ending value of account ($1502.15, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*4.03       =       1502.15
(T + 1)*4.03              =      (1502.15/$1,000)
T + 1                     =      (1502.15/$1,000)* 0.25
T                         =      (1502.15/$1,000)* 0.25 - 1
T                         =       0.1064
--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA: T = (VOA / P) - 1

P = initial investment ( $1,000)
T= aggregate total return
VOA = ending value of account ($1502.15, which does not take sales charge into account)

CALCULATION:

T                         =      (1502.15/$1,000) - 1
T                         =       0.5021


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL:  STRATEGIC INCOME FUND
                                 CLASS B  SHARES

                                    SEC YIELD

Time period covered:  month ended October 31, 1986

FORMULA:

          YIELD =  2x(((a-b)/(cd))*6 - 1)

          a = dividends and interest earned during the period = $2,293,613.70
          b = expenses accrued for the period (net of reimbursement) =
              $550,103.00
          c = average daily number of shares outstanding during the period that were entitled to receive dividends = 28,908,903.20
          d = maximum offering price per share on the last day of the period =
              $11.77

COMPUTATION:

          YIELD =  2x(((2,293,613.70 - 550,103.00)/(28,908,903.20x11.77))*6 - 1)

          YIELD =  6.23%

                                                             EXHIBIT 16(II)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL:  STRATEGIC INCOME FUND
                                CLASS ADV SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the GT Global: Strategic Income Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1233.94, Class Adv Shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       1233.94
(T + 1)*1                 =      (1233.94/$1,000)
T + 1                     =      (1233.94/$1,000)*1
T                         =      (1233.94/$1,000)*1 - 1
T                         =       0.2339

--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA

--------------------------------------------------------------------------------
Time Period Covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (519 / 365 = 1.42)
VOA = ending value of account ($1279.85, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1.42       =       1279.85
(T + 1)*1.42              =      (1279.85/$1,000)
T + 1                     =      (1279.85/$1,000)* 0.70
T                         =      (1279.85/$1,000)* 0.70 - 1
T                         =       0.1899

--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1279.85, Class Adv shares have no sales charge)

CALCULATION:

T                         =      (1279.85/$1,000) - 1
T                         =       0.2798


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL:  STRATEGIC INCOME FUND
                                CLASS ADV  SHARES

                                    SEC YIELD

Time period covered:  month ended October 31, 1986

FORMULA:

          YIELD = 2X(((a-b)/(cd))*6-1)

          a = dividends and interest earned during the period = $3,209.76
          b = expenses accrued for the period (net of reimbursement) = $366.00 c = average daily number of shares outstanding during the period that were entitled to receive dividends = 40,469.89
          d = maximum offering price per share on the last day of the period = $11.77

COMPUTATION:

          YIELD = 2X(((3,209.76 - 366.00)/(40,469.89 X 11.77))*6-1)

          YIELD = 7.27%

                                                              EXHIBIT 16(III)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  HIGH INCOME FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the GT Global: High Income Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1324.41 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1324.41
(T + 1)*1                 =      (1324.41/$1,000)
T + 1                     =      (1324.41/$1,000)*1
T                         =      (1324.41/$1,000)*1 - 1
T                         =       0.3244
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:
NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1470 / 365 = 4.03)
VOA = ending value of account ($1829.72 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*4.03       =       1829.72
(T + 1)*4.03              =      (1829.72/$1,000)
T + 1                     =      (1829.72/$1,000)* 0.25
T                         =      (1829.72/$1,000)* 0.25 - 1
T                         =       0.1620
--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA: T = (VOA / P) - 1
P = initial investment ( $1,000)
T = aggregate total return
VOA = ending value of account ($1829.72 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      (1829.72/$1,000) - 1
T                         =      0.8297


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  HIGH INCOME FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the GT Global: High Income Fund Series of the Registrant.

                             NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1390.46, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1390.46
(T + 1)*1                 =      (1390.46/$1,000)
T + 1                     =      (1390.46/$1,000)*1
T                         =      (1390.46/$1,000)*1 - 1
T                         =       0.3905
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1470 / 365 = 4.03)
VOA = ending value of account ($1920.97, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*4.03       =       1920.97
(T + 1)*4.03              =      (1920.97/$1,000)
T + 1                     =      (1920.97/$1,000)* 0.25
T                         =      (1920.97/$1,000)* 0.25 - 1
T                         =       0.1761

--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA: T = (VOA / P) - 1

P = initial investment ( $1,000)
T= aggregate total return
VOA = ending value of account ($1920.97, which does not take sales charge into account)

CALCULATION:

T                         =      (1920.97/$1,000) - 1
T                         =       0.9210


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  HIGH INCOME FUND
                                 CLASS A SHARES

                                    SEC YIELD

Time period covered:  month ended October 31, 1986

FORMULA:

          YIELD = 2x(((a-b)/(cd))*6 - 1)

          a = dividends and interest earned during the period = $1,441,661.79
          b = expenses accrued for the period (net of reimbursement) =
              $251,646.61
          c = average daily number of shares outstanding during the period that were entitled to receive dividends = 12,753,443.97
          d = maximum offering price per share on the last day of the period =
              $15.59

COMPUTATION:

          YIELD = 2x(((1,441,661.79 - 251,646.61)/(12,753,443.97x15.59))*6 - 1)

          YIELD = 7.29%

                                                              EXHIBIT 16(III)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  HIGH INCOME FUND
                                 CLASS B SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the GT Global: High Income Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1331.56 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1331.56
(T + 1)*1                 =      (1331.56/$1,000)
T + 1                     =      (1331.56/$1,000)*1
T                         =      (1331.56/$1,000)*1 - 1
T                         =       0.3316
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1470 / 365 = 4.03)
VOA = ending value of account ($1850.17 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*4.03       =       1850.17
(T + 1)*4.03              =      (1850.17/$1,000)
T + 1                     =      (1850.17/$1,000)* 0.25
T                         =      (1850.17/$1,000)* 0.25 - 1
T                         =       0.1652
--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA: T = (VOA / P) - 1

P = initial investment ( $1,000)
T = aggregate total return
VOA = ending value of account ($1850.17 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1850.17/$1,000) - 1
T                         =      0.8502


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  HIGH INCOME FUND
                                 CLASS B  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the GT Global: High Income Fund Series of the Registrant.

                             NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1381.56, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1381.56
(T + 1)*1                 =      (1381.56/$1,000)
T + 1                     =      (1381.56/$1,000)*1
T                         =      (1381.56/$1,000)*1 - 1
T                         =       0.3816
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1470 / 365 = 4.03)
VOA = ending value of account ($1870.17, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*4.03       =       1870.17
(T + 1)*4.03              =      (1870.17/$1,000)
T + 1                     =      (1870.17/$1,000)* 0.25
T                         =      (1870.17/$1,000)* 0.25 - 1
T                         =       0.1683
--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA: T = (VOA / P) - 1

P = initial investment ( $1,000)
T= aggregate total return
VOA = ending value of account ($1870.17, which does not take sales charge into account)

CALCULATION:

T                         =      (1870.17/$1,000) - 1
T                         =       0.8702


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  HIGH INCOME FUND
                                 CLASS B  SHARES

                                    SEC YIELD

Time period covered:  month ended October 31, 1986

FORMULA:

          YIELD = 2x(((a-b)/(cd))*6 - 1)

          a = dividends and interest earned during the period = $2,012,908.28
          b = expenses accrued for the period (net of reimbursement) =
              $497,324.00
          c = average daily number of shares outstanding during the period that were entitled to receive dividends = 17,770,110.50
          d = maximum offering price per share on the last day of the period =
              $14.83

COMPUTATION:

          YIELD = 2x(((2,012,908.28 - 497,324.00)/(17,770,110.50))*6 - 1)

          YIELD = 7.00%

                                                               EXHIBIT(III)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  HIGH INCOME FUND
                                CLASS ADV SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the GT Global: High Income Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1393.80, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       1393.80
(T + 1)*1                 =      (1393.80/$1,000)
T + 1                     =      (1393.80/$1,000)*1
T                         =      (1393.80/$1,000)*1 - 1
T                         =       0.3938
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ( $1,000)
T = average annual total return
n = number of years (519 / 365 = 1.42)
VOA = ending value of account ($1484.95, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1.42       =       1484.95
(T + 1)*1.42              =      (1484.95/$1,000)
T + 1                     =      (1484.95/$1,000)* 0.70
T                         =      (1484.95/$1,000)* 0.70 - 1
T                         =       0.3213
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ( $1,000)
T= aggregate total return
VOA = ending value of account ($1484.95, Class Adv shares have no sales charge)

CALCULATION:

T                         =      (1484.95/$1,000) - 1
T                         =       0.4849


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  HIGH INCOME FUND
                                CLASS ADV SHARES

                                    SEC YIELD

Time period covered:  month ended October 31, 1986

FORMULA:
          YIELD =  2x(((a-b)/(c-d))*6 - 1)

          a = dividends and interest earned during the period = $113,844.51
          b = expenses accrued for the period (net of reimbursement) =
              $15,212.00
          c = average daily number of shares outstanding during the period that were entitled to receive dividends = 1,008,812.75
          d = maximum offering price per share on the last day of the period =
              $14.83

COMPUTATION:

          YIELD =  2x(((113,844.51 - 15,212.00)/(1,008,812.75x14.83))*6 - 1)

          YIELD =  8.04%

                                                               EXHIBIT 16(IV)(A)

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                             GT GLOBAL:  HEALTH CARE FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the GT Global: Health Care Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1172.95 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1172.95
(T + 1)*1                 =      (1172.95/$1,000)
T + 1                     =      (1172.95/$1,000)*1
T                         =      (1172.95/$1,000)*1 - 1
T                         =       0.1730
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1442.72 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*5          =       1442.72
(T + 1)*5                 =      (1442.72/$1,000)
T + 1                     =      (1442.72/$1,000)*.2
T                         =      (1442.72/$1,000)*.2 - 1
T                         =       0.0761
--------------------------------------------------------------------------------
Time period covered:  August 7, 1989 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (2642 / 365 = 7.24)
VOA = ending value of account ($2503.35 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*7.24       =       2503.35
(T + 1)*7.24              =      (2503.35/$1,000)
T + 1                     =      (2503.35/$1,000)* 0.14
T                         =      (2503.35/$1,000)* 0.14 - 1
T                         =       0.1353
--------------------------------------------------------------------------------
Time period covered:  August 7, 1989 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($2503.35 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      (2503.35/$1,000) - 1
T                         =       1.5034


                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                             GT GLOBAL:  HEALTH CARE FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the GT Global: Health Care Fund Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1231.45, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1231.45
(T + 1)*1                 =      (1231.45/$1,000)
T + 1                     =      (1231.45/$1,000)*1
T                         =      (1231.45/$1,000)*1 - 1
T                         =       0.2314
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1514.78, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*5          =       1514.78
(T + 1)*5                 =      (1514.78/$1,000)
T + 1                     =      (1514.78/$1,000)*.2
T                         =      (1514.78/$1,000)*.2  - 1
T                         =       0.0866
--------------------------------------------------------------------------------
Time period covered:  August 7, 1989 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (2642 / 365 = 7.24)
VOA = ending value of account ($2628.19, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*7.24       =       2628.19
(T + 1)*7.24              =      (2628.19/$1,000)
T + 1                     =      (2628.19/$1,000)*0.14
T                         =      (2628.19/$1,000)*0.14 - 1
T                         =       0.1429
--------------------------------------------------------------------------------
Time period covered:  August 7, 1989 (commencement of operations)- October 31,
1996

FORMULA:           T = (VOA / P) - 1

P = initial investment ( $1,000)
T= aggregate total return
VOA = ending value of account ($2628.19, which does not take sales charge into account)

CALCULATION:

T                         =      (2628.19/$1,000) - 1
T                         =       1.6282

                                                               EXHIBIT 16(IV)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           GT GLOBAL:  HEATH CARE FUND
                                 CLASS B SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the GT Global: Heath Care Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1175.94 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1175.94
(T + 1)*1                 =      (1175.94/$1,000)
T + 1                     =      (1175.94/$1,000)*1
T                         =      (1175.94/$1,000)*1 - 1
T                         =       0.1759

--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA

--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1309 / 365 = 3.59)
VOA = ending value of account ($1797.33 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*3.59       =       1797.33
(T + 1)*3.59              =      (1797.33/$1,000)
T + 1                     =      (1797.33/$1,000)* 0.28
T                         =      (1797.33/$1,000)* 0.28 - 1
T                         =       0.1778

--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1797.33 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1797.33/$1,000) - 1
T                         =       0.7973


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           GT GLOBAL:  HEATH CARE FUND
                                 CLASS B SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the GT Global: Heath Care Fund Series of the Registrant.

                             NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1225.94, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1225.94
(T + 1)*1                 =      (1225.94/$1,000)
T + 1                     =      (1225.94/$1,000)*1
T                         =      (1225.94/$1,000)*1 - 1
T                         =       0.2259

--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA

--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1309 / 365 = 3.59)
VOA = ending value of account ($1827.33, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*3.59       =       1827.33
(T + 1)*3.59              =      (1827.33/$1,000)
T + 1                     =      (1827.33/$1,000)*0.28
T                         =      (1827.33/$1,000)*0.28 - 1
T                         =       0.1832

--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1827.33, which does not take sales charge into account)

CALCULATION:

T                         =      (1827.33/$1,000) - 1
T                         =       0.8273

                                                             EXHIBIT 16(IV)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           GT GLOBAL:  HEATH CARE FUND
                                CLASS ADV SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the GT Global: Heath Care Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1238.25, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       1238.25
(T + 1)*1                 =      (1238.25/$1,000)
T + 1                     =      (1238.25/$1,000)*1
T                         =      (1238.25/$1,000)*1 - 1
T                         =       0.2382

--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA

--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (519 / 365 = 1.42)
VOA = ending value of account ($1449.93, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1.42       =       1449.93
(T + 1)*1.42              =      (1449.93/$1,000)
T + 1                     =      (1449.93/$1,000)*0.70
T                         =      (1449.93/$1,000)*0.70 - 1
T                         =       0.2992

--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1449.93, Class Adv shares have no sales charge)

CALCULATION:

T                         =      (1449.93/$1,000) - 1
T                         =       0.4499

                                                                EXHIBIT 16(V)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL:  GROWTH & INCOME FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the GT Global: Growth & Income Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1112.50 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1112.50
(T + 1)*1                 =      (1112.50/$1,000)
T + 1                     =      (1112.50/$1,000)*1
T                         =      (1112.50/$1,000)*1 - 1
T                         =       0.1125
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1615.34 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*5           =      1615.34
(T + 1)*5                  =      (1615.34/$1,000)
T + 1                      =      (1615.34/$1,000)*.2
T                          =      (1615.34/$1,000)*.2 - 1
T                          =       0.1007
--------------------------------------------------------------------------------
Time period covered: September 25, 1990 (commencement of operations)- October 31, 1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (2228 / 365 = 6.10)
VOA = ending value of account ($1872.48 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*6.10       =       1872.48
(T + 1)*6.10              =      (1872.48/$1,000)
T + 1                     =      (1872.48/$1,000)* 0.16
T                         =      (1872.48/$1,000)* 0.16 - 1
T                         =       0.1083
--------------------------------------------------------------------------------
Time period covered: September 25, 1990 (commencement of operations)- October 31, 1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1872.48 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      (1872.48/$1,000) - 1
T                         =      0.8725


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL:  GROWTH & INCOME FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the GT Global: Growth & Income Fund Series of the Registrant.

                             NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1167.98, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1167.98
(T + 1)*1                 =      (1167.98/$1,000)
T + 1                     =      (1167.98/$1,000)*1
T                         =      (1167.98/$1,000)*1 - 1
T                         =       0.1680
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1695.71, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*5           =      1695.71
(T + 1)*5                  =      (1695.71/$1,000)
T + 1                      =      (1695.71/$1,000) * .2
T                          =      (1695.71/$1,000) * .2  - 1
T                          =       0.1114
--------------------------------------------------------------------------------
Time period covered: September 25, 1990 (commencement of operations)- October 31, 1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (2228 / 365 = 6.10)
VOA = ending value of account ($1965.86, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*6.10       =       1965.86
(T + 1)*6.10              =      (1965.86/$1,000)
T + 1                     =      (1965.86/$1,000)* 0.16
T                         =      (1965.86/$1,000)* 0.16 - 1
T                         =       0.1172
--------------------------------------------------------------------------------
Time period covered: September 25, 1990 (commencement of operations)- October 31, 1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1965.86, which does not take sales charge into account)

CALCULATION:

T                         =      (1965.86/$1,000) - 1
T                         =       0.9659

                                                                EXHIBIT 16(V)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL:  GROWTH & INCOME FUND
                                 CLASS B SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the GT Global: Growth & Income Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1110.56 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1110.56
(T + 1)*1                 =      (1110.56/$1,000)
T + 1                     =      (1110.56/$1,000)*1
T                         =      (1110.56/$1,000)*1 - 1
T                         =       0.1106
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1470 / 365 = 4.03)
VOA = ending value of account ($1538.24 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*4.03       =       1538.24
(T + 1)*4.03              =      (1538.24/$1,000)
T + 1                     =      (1538.24/$1,000)* 0.25
T                         =      (1538.24/$1,000)* 0.25 - 1
T                         =       0.1129
--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1538.24 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1538.24/$1,000) - 1
T                         =       0.5382


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL:  GROWTH & INCOME FUND
                                 CLASS B SHARES


The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the GT Global: Growth & Income Fund Series of the Registrant.

                             NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1160.56, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1160.56
(T + 1)*1                 =      (1160.56/$1,000)
T + 1                     =      (1160.56/$1,000)*1
T                         =      (1160.56/$1,000)*1 - 1
T                         =       0.1606
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA:

P(1 + T)*N = VOA
P = initial investment ($1,000)
T = average annual total return
n = number of years (1470 / 365 = 4.03)
VOA = ending value of account ($1558.24, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*4.03       =       1558.24
(T + 1)*4.03              =      (1558.24/$1,000)
T + 1                     =      (1558.24/$1,000)* 0.25
T                         =      (1558.24/$1,000)* 0.25 - 1
T                         =       0.1165
--------------------------------------------------------------------------------
Time period covered: October 22, 1992 (commencement of operations)- October 31, 1996

FORMULA:

T = (VOA / P) - 1
P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1558.24, which does not take sales charge into account)

CALCULATION:

T                         =      (1558.24/$1,000) - 1
T                         =       0.5582
T

                                                              EXHIBIT 16(V)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        GT GLOBAL:  GROWTH & INCOME FUND
                                CLASS ADV SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the GT Global: Growth & Income Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1171.93, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       1171.93
(T + 1)*1                 =      (1171.93/$1,000)
T + 1                     =      (1171.93/$1,000)*1
T                         =      (1171.93/$1,000)*1 - 1
T                         =       0.1719
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (519 / 365 = 1.42)
VOA = ending value of account ($1216.83, Class Adv shares have no sales charge)


CALCULATION:

$1,000 (T + 1)*1.42       =       1216.83
(T + 1)*1.42              =      (1216.83/$1,000)
T + 1                     =      (1216.83/$1,000)* 0.70
T                         =      (1216.83/$1,000)* 0.70 - 1
T                         =       0.1483
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA:

T = (VOA / P) - 1
P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1216.83, Class Adv shares have no sales charge)

CALCULATION:

T                         =      (1216.83/$1,000) - 1
T                         =       0.2168

                                                                 EXHIBIT (VI)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL: LATIN AMERICA GROWTH
                                 CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the GT Global: Latin America Growth Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1119.36 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1119.36
(T + 1)*1                 =      (1119.36/$1,000)
T + 1                     =      (1119.36/$1,000)*1
T                         =      (1119.36/$1,000)*1 - 1
T                         =       0.1194
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1235.12 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*5          =       1235.12
(T + 1)*5                 =      (1235.12/$1,000)
T + 1                     =      (1235.12/$1,000)*.2
T                         =      (1235.12/$1,000)*.2 - 1
T                         =       0.0431
--------------------------------------------------------------------------------
Time period covered: August 13, 1991 (commencement of operations)- October 31, 1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1906 / 365 = 5.22)
VOA = ending value of account ($1421.82 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*5.22       =       1421.82
(T + 1)*5.22              =      (1421.82/$1,000)
T + 1                     =      (1421.82/$1,000)* 0.19
T                         =      (1421.82/$1,000)* 0.19 - 1
T                         =       0.0698
--------------------------------------------------------------------------------
Time period covered: August 13, 1991 (commencement of operations)- October 31, 1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1421.82 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      (1421.82/$1,000) - 1
T                         =       0.4218



               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL: LATIN AMERICA GROWTH
                                 CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the GT Global: Latin America Growth Series of the Registrant.

                             NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1175.18, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1175.18
(T + 1)*1                 =      (1175.18/$1,000)
T + 1                     =      (1175.18/$1,000)*1
T                         =      (1175.18/$1,000)*1 - 1
T                         =       0.1752
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1296.46, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*5          =       1296.46
(T + 1)*5                 =      (1296.46/$1,000)
T + 1                     =      (1296.46/$1,000) * .2
T                         =      (1296.46/$1,000) * .2  - 1
T                         =       0.0533
--------------------------------------------------------------------------------
Time period covered: August 13, 1991 (commencement of operations)- October 31, 1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1906 / 365 = 5.22)
VOA = ending value of account ($1492.72, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*5.22       =       1492.72
(T + 1)*5.22              =      (1492.72/$1,000)
T + 1                     =      (1492.72/$1,000)* 0.19
T                         =      (1492.72/$1,000)* 0.19 - 1
T                         =       0.0798
--------------------------------------------------------------------------------
Time period covered: August 13, 1991 (commencement of operations)- October 31, 1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1492.72, which does not take sales charge into account)

CALCULATION:

T                         =      (1492.72/$1,000) - 1
T                         =       0.4927

                                                               EXHIBIT 16(VI)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL: LATIN AMERICA GROWTH
                                 CLASS B SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the GT Global: Latin America Growth Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1120.20 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1120.20
(T + 1)*1                 =      (1120.20/$1,000)
T + 1                     =      (1120.20/$1,000)*1
T                         =      (1120.20/$1,000)*1 - 1
T                         =       0.1202
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1309 / 365 = 3.59)
VOA = ending value of account ($1155.97 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*3.59      =       1155.97
(T + 1)*3.59             =      (1155.97/$1,000)
T + 1                    =      (1155.97/$1,000)*0.28
T                        =      (1155.97/$1,000)*0.28 - 1
T                        =       0.0413

Time period covered:  April 1, 1993 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1155.97 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1155.97/$1,000) - 1
T                         =       0.1560



               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL: LATIN AMERICA GROWTH
                                 CLASS B SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the GT Global: Latin America Growth Series of the Registrant.

                             NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1170.20, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1170.20
(T + 1)*1                 =      (1170.20/$1,000)
T + 1                     =      (1170.20/$1,000)*1
T                         =      (1170.20/$1,000)*1 - 1
T                         =       0.1702
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1309 / 365 = 3.59)
VOA = ending value of account ($1185.97, which does not take sales charge into account)


CALCULATION:

$1,000 (T + 1)*3.59       =       1185.97
(T + 1)*3.59              =      (1185.97/$1,000)
T + 1                     =      (1185.97/$1,000)*0.28
T                         =      (1185.97/$1,000)*0.28 - 1
T                         =       0.0487
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- October 31,
1996x

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1185.97, which does not take sales charge into account)

CALCULATION:

T                         =      (1185.97/$1,000) - 1
T                         =       0.1860

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL: LATIN AMERICA GROWTH
                                CLASS ADV  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the GT Global: Latin America Growth Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1181.56, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       1181.56
(T + 1)*1                 =      (1181.56/$1,000)
T + 1                     =      (1181.56/$1,000)*1
T                         =      (1181.56/$1,000)*1 - 1
T                         =       0.1816
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

Formula: P(1 + T)*N = VOA

P = initial investment ( $1,000)
T = average annual total return
n = number of years (519 / 365 = 1.42)
VOA = ending value of account ($1140.82, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1.42       =       1140.82
(T + 1)*1.42              =      (1140.82/$1,000)
T + 1                     =      (1140.82/$1,000)* 0.70
T                         =      (1140.82/$1,000)* 0.70 - 1
T                         =       0.0973
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1140.82, Class Adv shares have no sales charge)

CALCULATION:

T                         =      (1140.82/$1,000) - 1
T                         =       0.140

                                                              EXHIBIT 16(VII)(A)

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                             GT GLOBAL:  EMERGING MARKETS
                                    CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the GT Global: Emerging Markets Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($981.41 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       981.41
(T + 1)*1                 =      (981.41/$1,000)
T + 1                     =      (981.41/$1,000)*1
T                         =      (981.41/$1,000)*1 - 1
T                         =      -0.0186
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  May 18, 1992 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1627 / 365 = 4.46)
VOA = ending value of account ($1272.84 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*4.46       =       1272.84
(T + 1)*4.46              =      (1272.84/$1,000)
T + 1                     =      (1272.84/$1,000)* 0.22
T                         =      (1272.84/$1,000)* 0.22 - 1
T                         =       0.0556
--------------------------------------------------------------------------------
Time period covered:  May 18, 1992 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1272.84 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      (1272.84/$1,000) - 1
T                         =       0.2728


                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                             GT GLOBAL:  EMERGING MARKETS
                                    CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the GT Global: Emerging Markets Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1030.35, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1030.35
(T + 1)*1                 =      (1030.35/$1,000)
T + 1                     =      (1030.35/$1,000)*1
T                         =      (1030.35/$1,000)*1 - 1
T                         =       0.0303
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV
P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  May 18, 1992 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA


P = initial investment ($1,000)
T = average annual total return
n = number of years (1627 / 365 = 4.46)
VOA = ending value of account ($1336.32, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*4.46       =       1336.32
(T + 1)*4.46              =      (1336.32/$1,000)
T + 1                     =      (1336.32/$1,000)* 0.22
T                         =      (1336.32/$1,000)* 0.22 - 1
T                         =       0.0672
--------------------------------------------------------------------------------
Time period covered:  May 18, 1992 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1336.32, which does not take sales charge into account)

CALCULATION:

T                         =      (1336.32/$1,000) - 1
T                         =       0.3363

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  EMERGING MARKETS
                                 CLASS B  SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the GT Global: Emerging Markets Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($974.85 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       974.85
(T + 1)*1                 =      (974.85/$1,000)
T + 1                     =      (974.85/$1,000)*1
T                         =      (974.85/$1,000)*1 - 1
T                         =      -0.0251
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1309 / 365 = 3.59)
VOA = ending value of account ($1269.17 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*3.59       =       1269.17
(T + 1)*3.59              =      (1269.17/$1,000)
T + 1                     =      (1269.17/$1,000)*0.28
T                         =      (1269.17/$1,000)*0.28 - 1
T                         =       0.0688
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1269.17 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1269.17/$1,000) - 1
T                         =       0.2692


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  EMERGING MARKETS
                                 CLASS B  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the GT Global: Emerging Markets Series of the Registrant.

                             NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1024.85, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1024.85
(T + 1)*1                 =      (1024.85/$1,000)
T + 1                     =      (1024.85/$1,000)*1
T                         =      (1024.85/$1,000)*1 - 1
T                         =       0.0249
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1309 / 365 = 3.59)
VOA = ending value of account ($1299.17, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*3.59       =       1299.17
(T + 1)*3.59              =      (1299.17/$1,000)
T + 1                     =      (1299.17/$1,000)* 0.28
T                         =      (1299.17/$1,000)* 0.28 - 1
T                         =       0.0758
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- October 31,
1996
FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1299.17, which does not take sales charge into account)

CALCULATION:

T                         =      (1299.17/$1,000) - 1
T                         =       0.2992

                                                            EXHIBIT 16(VII)(ADV)

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                             GT GLOBAL:  EMERGING MARKETS
                                  CLASS ADV  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the GT Global: Emerging Markets Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1036.05, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       1036.05
(T + 1)*1                 =      (1036.05/$1,000)
T + 1                     =      (1036.05/$1,000)*1
T                         =      (1036.05/$1,000)*1 - 1
T                         =       0.0360
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (519 / 365 = 1.42)
VOA = ending value of account ($976.89, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1.42       =       976.89
(T + 1)*1.42              =      (976.89/$1,000)
T + 1                     =      (976.89/$1,000)* 0.70
T                         =      (976.89/$1,000)* 0.70 - 1
T                         =      -0.0163
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($976.89, Class Adv shares have no sales charge)

CALCULATION:
T                         =      (976.89/$1,000) - 1
T                         =      -0.0231

                                                             EXHIBIT 16(VIII)(A)

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL:  TELECOMMUNICATIONS FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the GT Global: Telecommunications Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1019.20 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1019.20
(T + 1)*1                 =      (1019.20/$1,000)
T + 1                     =      (1019.20/$1,000)*1
T                         =      (1019.20/$1,000)*1 - 1
T                         =       0.0192
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered: January 27, 1992 (commencement of operations)- October 31, 1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1739 / 365 = 4.76)
VOA = ending value of account ($1588.74 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*4.76       =       1588.74
(T + 1)*4.76              =      (1588.74/$1,000)
T + 1                     =      (1588.74/$1,000)* 0.21
T                         =      (1588.74/$1,000)* 0.21 - 1
T                         =       0.1021
--------------------------------------------------------------------------------
Time period covered: January 27, 1992 (commencement of operations)- October 31, 1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1588.74 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      (1588.74/$1,000) - 1
T                         =       0.5887


                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL:  TELECOMMUNICATIONS FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the GT Global: Telecommunications Fund Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1070.03, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1070.03
(T + 1)*1                 =      (1070.03/$1,000)
T + 1                     =      (1070.03/$1,000)*1
T                         =      (1070.03/$1,000)*1 - 1
T                         =       0.0700
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered: January 27, 1992 (commencement of operations)- October 31, 1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1739 / 365 = 4.76)
VOA = ending value of account ($1667.97, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*4.76       =       1667.97
(T + 1)*4.76              =      (1667.97/$1,000)
T + 1                     =      (1667.97/$1,000)* 0.21
T                         =      (1667.97/$1,000)* 0.21 - 1
T                         =       0.1134
--------------------------------------------------------------------------------
Time period covered: January 27, 1992 (commencement of operations)- October 31, 1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1667.97, which does not take sales charge into account)

CALCULATION:
T                         =      (1667.97/$1,000) - 1
T                         =       0.6680

                                                             EXHIBIT 16(VIII)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL:  TELECOMMUNICATIONS FUND
                                 CLASS B  SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the GT Global: Telecommunications Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1014.56 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1014.56
(T + 1)*1                 =      (1014.56/$1,000)
T + 1                     =      (1014.56/$1,000)*1
T                         =      (1014.56/$1,000)*1 - 1
T                         =       0.0146
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1309 / 365 = 3.59)
VOA = ending value of account ($1427.54 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*3.59       =       1427.54
(T + 1)*3.59              =      (1427.54/$1,000)
T + 1                     =      (1427.54/$1,000)* 0.28
T                         =      (1427.54/$1,000)* 0.28 - 1
T                         =       0.1044
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- October 31,
1996

FORMULA:T = (VOA / P) - 1
P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1427.54 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1427.54/$1,000) - 1
T                         =       0.4275


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL:  TELECOMMUNICATIONS FUND
                                 CLASS B  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the GT Global: Telecommunications Fund Series of the Registrant.

                             NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1064.56, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1064.56
(T + 1)*1                 =      (1064.56/$1,000)
T + 1                     =      (1064.56/$1,000)*1
T                         =      (1064.56/$1,000)*1 - 1
T                         =       0.0646
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1309 / 365 = 3.59)
VOA = ending value of account ($1457.54, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*3.59       =       1457.54
(T + 1)*3.59              =      (1457.54/$1,000)
T + 1                     =      (1457.54/$1,000)* 0.28
T                         =      (1457.54/$1,000)* 0.28 - 1
T                         =       0.1109
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1457.54, which does not take sales charge into account)

CALCULATION:

T                         =      (1457.54/$1,000) - 1
T                         =       0.4575

                                                           EXHIBIT 16(VIII)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL:  TELECOMMUNICATIONS FUND
                                CLASS ADV  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the GT Global: Telecommunications Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1074.93, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       1074.93
(T + 1)*1                 =      (1074.93/$1,000)
T + 1                     =      (1074.93/$1,000)*1
T                         =      (1074.93/$1,000)*1 - 1
T                         =       0.0749

--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA

--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ( $1,000)
T = average annual total return
n = number of years (519 / 365 = 1.42)
VOA = ending value of account ($1160.28, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1.42       =       1160.28
(T + 1)*1.42              =      (1160.28/$1,000)
T + 1                     =      (1160.28/$1,000)* 0.70
T                         =      (1160.28/$1,000)* 0.70 - 1
T                         =       0.1104
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA:       T = (VOA / P) - 1

P = initial investment ( $1,000)
T= aggregate total return
VOA = ending value of account ($1160.28, Class Adv shares have no sales charge)

CALCULATION:

T                         =      (1160.28/$1,000) - 1
T                         =       0.1603

                                                               EXHIBIT 16(IX)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL:  FINANCIAL SERVICES FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the GT Global: Financial Services Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1145.00 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1145.00
(T + 1)*1                 =      (1145.00/$1,000)
T + 1                     =      (1145.00/$1,000)*1
T                         =      (1145.00/$1,000)*1 - 1
T                         =       0.1450

--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA

--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ( $1,000)
T = average annual total return
n = number of years (884 / 365 = 2.42)
VOA = ending value of account ($1194.09 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*2.42       =       1194.09
(T + 1)*2.42              =      (1194.09/$1,000)
T + 1                     =      (1194.09/$1,000)* 0.41
T                         =      (1194.09/$1,000)* 0.41 - 1
T                         =       0.0761

--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ( $1,000)
T = aggregate total return
VOA = ending value of account ($1194.09 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      (1194.09/$1,000) - 1
T                         =       0.1941



               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL:  FINANCIAL SERVICES FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the GT Global: Financial Services Fund Series of the Registrant.

                             NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1202.10, which does not take sales charge into account)

CALCULATION:
$1,000 (T + 1)*1          =       1202.10
(T + 1)*1                 =      (1202.10/$1,000)
T + 1                     =      (1202.10/$1,000)*1
T                         =      (1202.10/$1,000)*1 - 1
T                         =      0.2021

--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:
NA
NA
NA
NA
NA

--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ( $1,000)
T = average annual total return
n = number of years (884 / 365 = 2.42)
VOA = ending value of account ($1253.64, which does not take sales charge into account)

CALCULATION:
$1,000 (T + 1)*2.42       =       1253.64
(T + 1)*2.42              =      (1253.64/$1,000)
T + 1                     =      (1253.64/$1,000)* 0.41
T                         =      (1253.64/$1,000)* 0.41 - 1
T                         =       0.0979

--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ( $1,000)
T= aggregate total return
VOA = ending value of account ($1253.64, which does not take sales charge into account)

CALCULATION:

T                         =      (1253.64/$1,000) - 1
T                         =      0.2536

                                                               EXHIBIT 16(IX)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL:  FINANCIAL SERVICES FUND
                                 CLASS B  SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the GT Global: Financial Services Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1148.14 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1148.14
(T + 1)*1                 =      (1148.14/$1,000)
T + 1                     =      (1148.14/$1,000)*1
T                         =      (1148.14/$1,000)*1 - 1
T                         =       0.1481

--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA

--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (884 / 365 = 2.42)
VOA = ending value of account ($1210.07 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*2.42       =       1210.07
(T + 1)*2.42              =      (1210.07/$1,000)
T + 1                     =      (1210.07/$1,000)* 0.41
T                         =      (1210.07/$1,000)* 0.41 - 1
T                         =       0.0820

--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1210.07 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1210.07/$1,000) - 1
T                         =       0.2101


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL:  FINANCIAL SERVICES FUND
                                 CLASS B  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the GT Global: Financial Services Fund Series of the Registrant.

                             NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1198.14, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1198.14
(T + 1)*1                 =      (1198.14/$1,000)
T + 1                     =      (1198.14/$1,000)*1
T                         =      (1198.14/$1,000)*1 - 1
T                         =       0.1981

--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA

--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (884 / 365 = 2.42)
VOA = ending value of account ($1240.07, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*2.42       =       1240.07
(T + 1)*2.42              =      (1240.07/$1,000)
T + 1                     =      (1240.07/$1,000)* 0.41
T                         =      (1240.07/$1,000)* 0.41 - 1
T                         =       0.0930

--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1240.07, which does not take sales charge into account)

CALCULATION:

T                         =      (1240.07/$1,000) - 1
T                         =       0.2401

                                                             EXHIBIT 16(IX)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL:  FINANCIAL SERVICES FUND
                                CLASS ADV  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the GT Global: Financial Services Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1208.68, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       1208.68
(T + 1)*1                 =      (1208.68/$1,000)
T + 1                     =      (1208.68/$1,000)*1
T                         =      (1208.68/$1,000)*1 - 1
T                         =       0.2087

--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA

--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (519 / 365 = 1.42)
VOA = ending value of account ($1302.41, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1.42       =       1302.41
(T + 1)*1.42              =      (1302.41/$1,000)
T + 1                     =      (1302.41/$1,000)* 0.70
T                         =      (1302.41/$1,000)* 0.70 - 1
T                         =       0.2046

--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1302.41, Class Adv shares have no sales charge)

CALCULATION:

T                         =      (1302.41/$1,000) - 1
T                         =       0.3024

                                                                  EXHIBIT (X)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL:  INFRASTRUCTURE FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the GT Global: Infrastructure Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1133.40 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1133.40
(T + 1)*1                 =      (1133.40/$1,000)
T + 1                     =      (1133.40/$1,000)*1
T                         =      (1133.40/$1,000)*1 - 1
T                         =       0.1334

--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA

--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (884 / 365 = 2.42)
VOA = ending value of account ($1200.83 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*2.42       =       1200.83
(T + 1)*2.42              =      (1200.83/$1,000)
T + 1                     =      (1200.83/$1,000)* 0.41
T                         =      (1200.83/$1,000)* 0.41 - 1
T                         =       0.0786

--------------------------------------------------------------------------------
Time Period Covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1200.83 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      (1200.83/$1,000) - 1
T                         =       0.2008


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL:  INFRASTRUCTURE FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the GT Global: Infrastructure Fund Series of the Registrant.

                             NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1189.93, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1189.93
(T + 1)*1                 =      (1189.93/$1,000)
T + 1                     =      (1189.93/$1,000)*1
T                         =      (1189.93/$1,000)*1 - 1
T                         =       0.1899

--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA

--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (884 / 365 = 2.42)
VOA = ending value of account ($1260.72, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*2.42       =       1260.72
(T + 1)*2.42              =      (1260.72/$1,000)
T + 1                     =      (1260.72/$1,000)* 0.41
T                         =      (1260.72/$1,000)* 0.41 - 1
T                         =       0.1005

--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1260.72, which does not take sales charge into account)

CALCULATION:

T                         =      (1260.72/$1,000) - 1
T                         =       0.2607

                                                                EXHIBIT 16(X)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL:  INFRASTRUCTURE FUND
                                 CLASS B  SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the GT Global: Infrastructure Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1133.71 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1133.71
(T + 1)*1                 =      (1133.71/$1,000)
T + 1                     =      (1133.71/$1,000)*1
T                         =      (1133.71/$1,000)*1 - 1
T                         =       0.1337
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (884 / 365 = 2.42)
VOA = ending value of account ($1215.84 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*2.42       =       1215.84
(T + 1)*2.42              =      (1215.84/$1,000)
T + 1                     =      (1215.84/$1,000)* 0.41
T                         =      (1215.84/$1,000)* 0.41 - 1
T                         =       0.0841
--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ( $1,000)
T = aggregate total return
VOA = ending value of account ($1215.84 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

Calculation:

T                         =      (1215.84/$1,000) - 1
T                         =       0.2158




               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL:  INFRASTRUCTURE FUND
                                 CLASS B  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the GT Global: Infrastructure Fund Series of the Registrant.

                             NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1183.71, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1183.71
(T + 1)*1                 =      (1183.71/$1,000)
T + 1                     =      (1183.71/$1,000)*1
T                         =      (1183.71/$1,000)*1 - 1
T                         =       0.1837
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (884 / 365 = 2.42)
VOA = ending value of account ($1245.84, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*2.42       =       1245.84
(T + 1)*2.42              =      (1245.84/$1,000)
T + 1                     =      (1245.84/$1,000)* 0.41
T                         =      (1245.84/$1,000)* 0.41 - 1
T                         =       0.0951
--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ( $1,000)
T= aggregate total return
VOA = ending value of account ($1245.84, which does not take sales charge into account)

CALCULATION:

T                         =      (1245.84/$1,000) - 1
T                         =       0.2458

                                                              EXHIBIT 16(X)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         GT GLOBAL:  INFRASTRUCTURE FUND
                                CLASS ADV SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the GT Global: Infrastructure Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1196.05, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       1196.05
(T + 1)*1                 =      (1196.05/$1,000)
T + 1                     =      (1196.05/$1,000)*1
T                         =      (1196.05/$1,000)*1 - 1
T                         =       0.1960
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (519 / 365 = 1.42)
VOA = ending value of account ($1210.00, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1.42       =       1210.00
(T + 1)*1.42              =      (1210.00/$1,000)
T + 1                     =      (1210.00/$1,000)* 0.70
T                         =      (1210.00/$1,000)* 0.70 - 1
T                         =       0.1438
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA:       T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1210.00, Class Adv shares have no sales charge)

CALCULATION:

T                         =      (1210.00/$1,000) - 1
T                         =       0.2100

                                                               EXHIBIT 16(XI)(A)

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  NATURAL RESOURCES FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the GT Global: Natural Resources Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1457.73 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1457.73
(T + 1)*1                 =      (1457.73/$1,000)
T + 1                     =      (1457.73/$1,000)*1
T                         =      (1457.73/$1,000)*1 - 1
T                         =       0.4577
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (884 / 365 = 2.42)
VOA = ending value of account ($1462.72 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*2.42       =       1462.72
(T + 1)*2.42              =      (1462.72/$1,000)
T + 1                     =      (1462.72/$1,000)* 0.41
T                         =      (1462.72/$1,000)* 0.41 - 1
T                         =       0.1702
--------------------------------------------------------------------------------

Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1462.72 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      (1462.72/$1,000) - 1
T                         =       0.4627


                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  NATURAL RESOURCES FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the GT Global: Natural Resources Fund Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1530.43, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1530.43
(T + 1)*1                 =      (1530.43/$1,000)
T + 1                     =      (1530.43/$1,000)*1
T                         =      (1530.43/$1,000)*1 - 1
T                         =       0.5304

Time period covered:  October 31, 1991 - October 31, 1996
--------------------------------------------------------------------------------
FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (884 / 365 = 2.42)
VOA = ending value of account ($1535.67, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*2.42       =       1535.67
(T + 1)*2.42              =      (1535.67/$1,000)
T + 1                     =      (1535.67/$1,000)* 0.41
T                         =      (1535.67/$1,000)* 0.41 - 1
T                         =       0.1940
--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA:       T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1535.67, which does not take sales charge into account)

CALCULATION:

T                         =      (1535.67/$1,000) - 1
T                         =       0.5357

                                                               EXHIBIT 16(XI)(B)

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  NATURAL RESOURCES FUND
                                   CLASS B  SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the GT Global: Natural Resources Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA:       P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1473.90 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1473.90
(T + 1)*1                 =      (1473.90/$1,000)
T + 1                     =      (1473.90/$1,000)*1
T                         =      (1473.90/$1,000)*1 - 1
T                         =       0.4739
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA:       P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA:       P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (884 / 365 = 2.42)
VOA = ending value of account ($1487.64 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*2.42       =       1487.64
(T + 1)*2.42              =      (1487.64/$1,000)
T + 1                     =      (1487.64/$1,000)* 0.41
T                         =      (1487.64/$1,000)* 0.41 - 1
T                         =       0.1784
--------------------------------------------------------------------------------

Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA:

T = (VOA / P) - 1
P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1487.64 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1487.64/$1,000) - 1
T                         =       0.4876


                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  NATURAL RESOURCES FUND
                                   CLASS B  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the GT Global: Natural Resources Fund Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1523.90, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1523.90
(T + 1)*1                 =      (1523.90/$1,000)
T + 1                     =      (1523.90/$1,000)*1
T                         =      (1523.90/$1,000)*1 - 1
T                         =       0.5239
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996


FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (884 / 365 = 2.42)
VOA = ending value of account ($1517.64, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*2.42       =       1517.64
(T + 1)*2.42              =      (1517.64/$1,000)
T + 1                     =      (1517.64/$1,000)* 0.41
T                         =      (1517.64/$1,000)* 0.41 - 1
T                         =       0.1882
--------------------------------------------------------------------------------
Time period covered:  May 31, 1994 (commencement of operations)- October 31,
1996

FORMULA:

T = (VOA / P) - 1
P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1517.64, which does not take sales charge into account)

CALCULATION:

T                         =      (1517.64/$1,000) - 1
T                         =       0.5176

                                                             EXHIBIT 16(XI)(ADV)

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          GT GLOBAL:  NATURAL RESOURCES FUND
                                  CLASS ADV  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the GT Global: Natural Resources Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1537.62, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       1537.62
(T + 1)*1                 =      (1537.62/$1,000)
T + 1                     =      (1537.62/$1,000)*1
T                         =      (1537.62/$1,000)*1 - 1
T                         =       0.5376
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA: P(1 + T)*N = VOA
P = initial investment ($1,000)
T = average annual total return
n = number of years (519 / 365 = 1.42)
VOA = ending value of account ($1540.30, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1.42       =       1540.30
(T + 1)*1.42              =      (1540.30/$1,000)
T + 1                     =      (1540.30/$1,000)* 0.70
T                         =      (1540.30/$1,000)* 0.70 - 1
T                         =       0.3558
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA:

T = (VOA / P) - 1
P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1540.30, Class Adv shares have no sales charge)

CALCULATION:

T                         =      (1540.30/$1,000) - 1
T                         =      0.5403

                                                              EXHIBIT 16(XII)(A)

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                    GT GLOBAL:  CONSUMER PRODUCTS & SERVICES FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the GT Global: Consumer Products & Services Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1417.55 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1417.55
(T + 1)*1                 =      (1417.55/$1,000)
T + 1                     =      (1417.55/$1,000)*1
T                         =      (1417.55/$1,000)*1 - 1
T                         =       0.4175
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered: December 30, 1994 (commencement of operations)- October 31, 1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (671 / 365 = 1.84)
VOA = ending value of account ($1809.45 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1.84       =       1809.45
(T + 1)*1.84              =      (1809.45/$1,000)
T + 1                     =      (1809.45/$1,000)* 0.54
T                         =      (1809.45/$1,000)* 0.54 - 1
T                         =        0.3807
--------------------------------------------------------------------------------
Time period covered: December 30, 1994 (commencement of operations)- October 31, 1996

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1809.45 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      (1809.45/$1,000) - 1
T                         =       0.8094


                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                    GT GLOBAL:  CONSUMER PRODUCTS & SERVICES FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the GT Global: Consumer Products & Services Fund Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1488.24, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1488.24
(T + 1)*1                 =      (1488.24/$1,000)
T + 1                     =      (1488.24/$1,000)*1
T                         =      (1488.24/$1,000)*1 - 1
T                         =       0.4882
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered: December 30, 1994 (commencement of operations)- October 31, 1996

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (671 / 365 = 1.84)
VOA = ending value of account ($1899.68, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1.84       =       1899.68
(T + 1)*1.84              =      (1899.68/$1,000)
T + 1                     =      (1899.68/$1,000)* 0.54
T                         =      (1899.68/$1,000)* 0.54 - 1
T                         =       0.4177
--------------------------------------------------------------------------------
Time period covered: December 30, 1994 (commencement of operations)- October 31, 1996

FORMULA: T = (VOA / P) - 1

P = initial investment ( $1,000)
T= aggregate total return
VOA = ending value of account ($1899.68, which does not take sales charge into account)

CALCULATION:

T                         =      (1899.68/$1,000) - 1
T                         =       0.8997

                                                             EXHIBIT 16(XII)(B)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                  GT GLOBAL:  CONSUMER PRODUCTS & SERVICES FUND
                                 CLASS B  SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the GT Global: Consumer Products & Services Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1431.12 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1431.12
(T + 1)*1                 =      (1431.12/$1,000)
T + 1                     =      (1431.12/$1,000)*1
T                         =      (1431.12/$1,000)*1 - 1
T                         =       0.4311
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered: December 30, 1994 (commencement of operations)- October 31, 1996

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (671 / 365 = 1.84)
VOA = ending value of account ($1842.83 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1.84       =       1842.83
(T + 1)*1.84              =      (1842.83/$1,000)
T + 1                     =      (1842.83/$1,000)* 0.54
T                         =      (1842.83/$1,000)* 0.54 - 1
T                         =       0.3945
--------------------------------------------------------------------------------
Time period covered: December 30, 1994 (commencement of operations)- October 31, 1996

FORMULA:  T = (VOA / P) - 1

P = initial investment ( $1,000)
T = aggregate total return
VOA = ending value of account ($1842.83 which assumes deduction of the maximum
      4.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1842.83/$1,000) - 1
T                         =       0.8428


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                  GT GLOBAL:  CONSUMER PRODUCTS & SERVICES FUND
                                 CLASS B  SHARES


The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the GT Global: Consumer Products & Services Fund Series of the Registrant.

                             NON-STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1481.12, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1481.12
(T + 1)*1                 =      (1481.12/$1,000)
T + 1                     =      (1481.12/$1,000)*1
T                         =      (1481.12/$1,000)*1 - 1
T                         =       0.4811
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered: December 30, 1994 (commencement of operations)- October 31, 1996

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (671 / 365 = 1.84)
VOA = ending value of account ($1882.83, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1.84       =       1882.83
(T + 1)*1.84              =      (1882.83/$1,000)
T + 1                     =      (1882.83/$1,000)* 0.54
T                         =      (1882.83/$1,000)* 0.54 - 1
T                         =       0.4109
--------------------------------------------------------------------------------
Time period covered: December 30, 1994 (commencement of operations)- October 31, 1996

FORMULA:  T = (VOA / P) - 1

P = initial investment ( $1,000)
T = aggregate total return
VOA = ending value of account ($1882.83, which does not take sales charge into account)

CALCULATION:

T                         =      (1882.83/$1,000) - 1
T                         =       0.8828

                                                           EXHIBIT 16 (XII)(ADV)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                  GT GLOBAL:  CONSUMER PRODUCTS & SERVICES FUND
                                CLASS ADV SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the GT Global: Consumer Products & Services Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  October 31, 1995 - October 31, 1996

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1495.00, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       1495.00
(T + 1)*1                 =      (1495.00/$1,000)
T + 1                     =      (1495.00/$1,000)*1
T                         =      (1495.00/$1,000)*1 - 1
T                         =       0.4950
--------------------------------------------------------------------------------
Time period covered:  October 31, 1991 - October 31, 1996

FORMULA:  P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

NA
NA
NA
NA
NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (519 / 365 = 1.42)
VOA = ending value of account ($1848.55, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1.42       =       1848.55
(T + 1)*1.42              =      (1848.55/$1,000)
T + 1                     =      (1848.55/$1,000)* 0.70
T                         =      (1848.55/$1,000)* 0.70 - 1
T                         =       0.5418
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- October 31,
1996

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1848.55, Class Adv shares have no sales charge)

CALCULATION:

T                         =      (1848.55/$1,000) - 1
T                         =       0.8485